THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated December 30, 2013 to

PROSPECTUSES DATED May 1, 2013

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE EXECUTIVE LIFE

VARIABLE JOINT LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement revises certain information with regard to the Focused Appreciation Portfolio and the Money Market Portfolio contained in the Prospectuses referenced above dated May 1, 2013.

In the section titled, “Annual Portfolio Operating Expenses”, effective November 21, 2013, the footnote to the Focused Appreciation Portfolio is amended to read:

(3)	Focused Appreciation Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of assets, 0.61% on the next $400 million and 0.60% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.

In the section titled, “Annual Portfolio Operating Expenses”, effective January 1, 2014, the footnote to the Money Market Portfolio is amended to read:

(11)	Money Market Portfolio – MSA has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 30, 2013.